EXHIBIT 10.7


                                      LEASE

THIS LEASE ("Lease") dated January 1, 2001, is made between V.A.E. ENTERPRISES, a New York general partnership, its successors and assigns ("Landlord"), and Point Blank Body Armor Inc. a Delaware corporation ("Tenant").

Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the Premises described below for the Term (as defined) and subject to the terms, covenants and conditions set forth below:

1. DEFINITIONS. Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified:

    1.1 BASE RENT: SIX HUNDRED SEVEN THOUSAND AND THREE HUNDRED FIFTY THREE DOLLARS AND SEVENTEEN CENTS ($607,353.17) per annum, payable in monthly installments of FIFTY THOUSAND SIX HUNDRED AND TWELVE DOLLARS AND SEVENTY-SIX CENTS ($50,612.76) plus 6% Florida sales tax. Rent shall increase annually by an amount equal to six percent (6%) of the Base Rent for the prior year.

    1.2 BUILDING: The building(s) and improvements now existing on the land and other real property ("Land"), located at 4031 N.E. Terrace, Oakland Park, Florida 33334, together with all other appurtenances relating thereto.

    1.3 COMMENCEMENT DATE: January 1, 2001. "Termination Date" shall mean December 31, 2010.

    1.4 EVENT OF DEFAULT: Those events described in Section 10.1 below.

    1.5 GOVERNMENTAL AUTHORITY: Any federal, state, county, municipal or other governmental department or entity, or any instrumentality of any of same.

    1.6 GOVERNMENTAL REQUIREMENT: Any law, statute, code, ordinance, rule, regulation, license, agreement or requirement of any Governmental Authority now existing or hereafter enacted, adopted or promulgated applicable to the Premises.

    1.7 IMPOSITIONS: All impositions, taxes, assessments (special or otherwise), and all other governmental liens or charges of any kind, ordinary and extraordinary, foreseen and unforeseen, and substitutes therefore, including all taxes attributable to the Premises or Rent imposed on the Property from time to time by any Governmental Authority (except only those taxes of the following categories: inheritance, estate, succession, transfer or gift taxes imposed upon Landlord or any income taxes attributable to the Property or Rent).

    1.8 PERMITTED PURPOSE: Any legal use permitted by Governmental Authorities.

    1.9 PREMISES: The Property

    1.10 PROPERTY: Collectively the Land, Building and Premises.

    1.11 RENT COMMENCEMENT DATE: January 1, 2001.

    1.12  TERM:  That  time  period  between  the  Commencement   Date  and  the
    Termination Date.

2. USE/COMPLIANCE. Tenant shall use the Premises for the Permitted Purpose, and for no other purpose without the prior written consent of Landlord. The foregoing is a material consideration to Landlord in entering into this Lease. Tenant shall not do, bring, keep or permit to be done in, on or about the Premises, nor bring, keep or permit to be brought therein, anything which is prohibited by, or will, in any way conflict with any Governmental Requirement or cause a cancellation of any insurance policy covering the Premises. Tenant shall not do or permit anything to be done in, on or about the Premises for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in, or about the Premises or commit or suffer to be committed any waste in, on or about the Premises. In the event Tenant uses the Premises for purposes not expressly permitted herein, Landlord may deem it an Event of Default and Landlord may restrain said improper use by injunction. Tenant hereby agrees and acknowledges that the Premises have been examined by it and that Tenant hereby accepts same in the "AS IS" condition in which it now exists without any representation or warranty, express or implied by law by Landlord or its agents, and without recourse to Landlord.

3.  RENT.

    3.1 The term "Rent" as used in this Lease, shall include the Base Rent plus applicable sales tax as adjusted from time to time, and all other items, costs and expenses identified herein as "Additional Rent", together with all other amounts payable by Tenant to Landlord under this Lease. Tenant shall pay each monthly installment of Rent (plus all sales taxes from time to time imposed by any Governmental Authority in connection with rents paid by Tenant under this Lease), in advance on the first calendar day of each month during the Term. Tenant shall pay all Rent, without demand, deduction or set off, to Landlord at the place specified for notice in Section 21 below.

    3.2 In addition to the Base Rent due hereunder, Tenant shall, at its sole cost and expense, pay all real estate taxes on the Property. For purposes of this Section, "real estate taxes" shall include any form of real estate tax or assessment, general, special, or extraordinary and any license fee, commercial rental tax, improvement bond(s), levy or tax (other than inheritance, personal income or estate taxes) imposed on the Property from time to time by any Governmental Authority. Further, Tenant shall, upon request, delivery to Landlord paid tax receipts evidencing Tenant's timely payment of all taxes assessed upon Tenant's personal property.

4. UTILITIES. Landlord shall not be required to furnish to tenant any facilities or services of any kind whatsoever such as, but not limited to, water, sewers, gas or electricity, all of which shall be the responsibility of Tenant, at its sole cost and expense.

5. MAINTENANCE. Tenant shall, at its sole cost and expense, maintain all of the Premises, including, but not limited to, the roof, foundation, and the structural soundness of the exterior walls, all sprinkler systems, if any, interior walls, windows and all entrance and delivery doors in good and sanitary order, condition and repair and in accordance with all Governmental Requirements. Tenant shall, at its sole cost and expense, keep, maintain and repair in good condition all utilities, fixtures, mechanical, electrical and plumbing systems and equipment located in, on or about the Premises. Tenant shall not store any trash, merchandise, or materials of any kind outside the Building. It is the intention of all parties to this Lease that it be a "net lease" and that Tenant shall pay, in addition to Rent, all costs and expenses related to the Premises, including without limitation, all taxes, maintenance and repair expenses. All trash shall be removed by Tenant at reasonable intervals, at Tenant's sole cost and expense.

6.  INSURANCE; INDEMNITY.

    6.1 Tenant shall throughout the Term, procure and maintain all risk hazard insurance with Landlord as the named insured, with respect to the Property in the amount not less than the full replacement value subject to the conditions of Section 6.2 below. Tenant shall, with respect to the Premises, at its sole cost and expense, procure and maintain throughout the Term:

        6.1.1 Comprehensive public liability insurance with respect to the premises and Tenant's activities therein and thereabout, insuring against liability for personal injury or death, property damage or other loss, with deductibles of no more than $1,000 and in amounts no less than:

                (a) 1,000,000 with respect to personal injury or death to any one person
                (b) 1,000,000 with respect to personal injury or death arising out of any one (1) occurrence;
                (c) 500,000 with respect to property damage or other loss arising out of any one (1) occurrence; and
                (d) Worker's Compensation insurance in at least the statutorily required amounts.

Notwithstanding the aforementioned, the above amounts shall be subject to increase at any time, from time to time, if Landlord, in the exercise of its sole discretion, shall deem it necessary for its adequate protection. Within thirty (30) days after demand therefore by Landlord, Tenant shall furnish Landlord with evidence that such demand has been complied with.

    6.2 Tenant's insurance shall be with a Best's A+ rated company licensed to transact business in the State of Florida. Landlord and Landlord's mortgagee, if any, shall be named as additional insureds under Tenant's insurance, and such insurance shall be primary and non-contributing with any insurance carried by Landlord. If, on account of the failure of Tenant to comply with the above, Landlord is adjudged to be a coinsurer by its insurance carrier, then any loss or damage Landlord may sustain by reason thereof shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill thereof. Tenant's insurance policies shall contain endorsements requiring thirty (30) days notice to Landlord and Landlord's mortgagee, if any, prior to any cancellation or any reduction in amount of coverage. Tenant shall deliver to Landlord as a condition precedent to its taxing occupancy of the Premises (but not to its obligation to pay Rent), a certificate or certificates evidencing such insurance acceptable to Landlord, and Tenant shall at least thirty (30) days prior to the expiration of such policies, delivery to Landlord certificates of insurance evidencing the renewal of such policies.

    6.3 Tenant shall indemnify Landlord, its officers, directors and employees (collectively for the purposes of this Section the "Landlord") and save them harmless from and against any and all claims actions, damages, liability and expense in connection with loss of life, personal injury and or damage to property of Tenant or Tenant's agents, employees, licenses, invitees, or third persons arising from or out of any occurrence in, about, upon or at the Premises, or the occupancy or use by Tenant of the Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, employees, licensees, invitees, customers, third persons in or about the Premises. In case Landlord shall be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Landlord in connection with such litigation. In addition, Tenant hereby waives all claims against Landlord for personal injury or death, property damage or other loss to Tenant, its agents, employees, licensees, invitees or third persons in or about the Premises from any cause, except gross negligence, arising at any time. The insurance required of Tenant shall not be construed in any manner whatsoever so as to limit Tenant's liability hereunder and Tenant's indemnification and holding harmless of Landlord shall survive the expiration or earlier termination of this Lease

7. REPAIRS. Tenant, at its sole cost and expense, shall keep the Premises at all times in a neat, clean and sanitary condition and in accordance with all Governmental Requirements, and Tenant shall, at its sole cost and expense, repair and replace all damage or injury to the Premises or Property caused by Tenant or its agents, employees, invitees or licensees. If Tenant fails to make, maintain or repair the Premises as required under this Lease and such failure continues for five (5) days after written notice from Landlord, Landlord may perform, but is not obligated to perform any such required maintenance and repairs, and the cost thereof shall be Additional Rent payable by Tenant within ten (10) days of receipt of an invoice from Landlord.

8. TENANT'S PROPERTY. Furnishings, trade fixtures and equipment installed by Tenant shall be the property of Tenant, subject to Section 17 below. On expiration or earlier termination of the Term, if there is then no Event of Default, Tenant may remove any such property and shall repair the Premises to the same condition as when the Term commenced, ordinary wear and tear excepted, or reimburse Landlord for the cost of so repairing the Premises. If Tenant fails to remove such property as required under this Lease, Landlord may do so and keep and use or dispose of the same in its sole discretion without any liability of Landlord on account thereof, and further may charge the cost of any such removal, storage or disposition to Tenant.

9. ALTERATIONS BY TENANT. Tenant shall not deface or injure any part of the Premises, nor obstruct or permit any obstruction, alteration, addition, or installation in the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. All alterations, additions or installations, including but not limited to partitions, air conditioning systems (including ducts) equipment (except movable furniture and fixtures put in at the expense of Tenant and removable without defacing or injuring the Building or the Premises), shall become the property of Landlord at the expiration or any earlier termination of the Term. Landlord, however, reserves the option to require Tenant, at Tenant's sole cost and expense, upon notice, to remove all fixtures, alterations, additions, decorations or installations (including those not removable without defacing or injuring the Premises) and to restore the Premises to the same condition as when originally leased to Tenant, reasonable wear and tear excepted. All work performed shall be done in a good and workmanlike manner and with materials of the quality and appearance comparable to those in the Building.

10. LIENS. Tenant shall not suffer or permit the interest of Landlord in either the premises or the Property to be subject to any construction, mechanics'; materialmen's liens or liens of any kind. All parties with whom Tenant may deal are put on notice that Tenant has no power to subject Landlord's interest to any claim or lien of any kind or character, and all such persons so dealing with Tenant must look solely to the credit of Tenant, and not to Landlord's interest or assets. Tenant shall put all such parties with whom Tenant may deal on notice of the terms of this Section. If at any time a lien or encumbrance is filed against either the Premises or the Property as a result of Tenant's work, materials or obligations, Tenant shall promptly discharge said lien or encumbrance, and if said lien or encumbrance has not been removed within ten (10) days from the date it is filed, Tenant agrees to deposit with Landlord cash in an amount equal to one hundred fifty percent (150%) of the amount of any such lien or encumbrance, to be held by Landlord (without interest to Tenant, except as may be required by law) until any such lien or encumbrance is discharged.

11. ASSIGNMENT: SUBLETTING. The identity and financial position of the Tenant is a material consideration of Landlord entering into this Lease. Tenant shall not, directly or indirectly, assign or sublet under this Lease or any part thereof, nor permit all or any part of the Premises to be used or occupied by another, without first obtaining the written consent of Landlord, which consent shall be at the sole discretion of Landlord. Any mortgage, pledge or assignment of this Lease, or if Tenant is a corporation, any transfer of this Lease from Tenant, or through any change in the ownership of or power to vote the majority of the outstanding voting stock of Tenant, shall constitute an assignment for the purposes of this Section. Any assignment or subletting made without such Landlord's consent, shall be voidable by Landlord. Any consent by Landlord, unless specifically stated therein, shall not relieve Tenant from its obligations under this Lease. To be effective, any assignment or sublease must be in writing and signed by the Landlord, Tenant and assignee/subtenant, and shall set forth the entire consideration being given and received. The acceptance of Rent from any other person shall neither be deemed to be a waiver of any of the provisions of this Lease nor be deemed to be a consent to the assignment of this Lease or subletting of the Premises. If Landlord shall consent to any assignment or subletting, the assignee/subtenant shall assume all obligations of Tenant hereunder and neither Tenant nor any assignee/subtenant shall be relieved of any liability hereunder if there should be an Event of Default by assignee/subtenant in the performance of any of the terms, covenants and conditions hereof. In the event Tenant shall request the consent of Landlord to any assignment or subletting of this Lease, Tenant shall pay, as Additional Rent, all of Landlord's reasonable attorneys' fees, administrative costs, and processing costs incurred by Landlord in connection therewith irregardless of whether or not Landlord consents to any such assignment or subletting.

12. CASUALTY/DAMAGE AND DESTRUCTION.

    12.1 PARTIAL DAMAGE. "Partial Damage" means damage or destruction to the Building to the extent that the cost of repair is less than fifty percent (50%) of the fair market value of the Building immediately prior to such damage or destruction. If at any time during the Term there is Partial Damage, Landlord may, at Landlord's option, either (i) repair such damage, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to terminate this Lease, which termination shall be effective as of the date of the occurrence of such damage.

    12.2 TOTAL DESTRUCTION. "Total Destruction" means damage or destruction to the Building to the extent that the cost of repair is fifty percent (50%) or more of the fair market value of the Building immediately prior to such damage or destruction. It at any time during the Term there is a Total Destruction, Landlord may, at Landlord's option, either (i) repair such damage within six (6) months of the date of such damage, in which event this Lease shall continue in full force and effect, or (ii) either Landlord or Tenant may terminate this Lease as of the date of such Total Destruction. Notwithstanding anything above to the contrary, Tenant shall not be entitled to terminate this Lease at Tenant's option, if such Total Destruction is in any way caused by Tenant, its agents or employees.

    12.3 ABATEMENT OF RENT. If Landlord repairs or restores the Premises pursuant to the provisions of this Section, the Rent payable hereunder for the period during which such damage, repair or restoration continues shall have no claim against Landlord as a result of any such damage.

13. CONDEMNATION. If All or any part of the Premises shall be taken under power of eminent domain or like power, or sold under imminent threat thereof to any public authority or private entity having such power, this Lease shall terminate as to the part of the premises so taken or sold, effective as of the date possession is required to be delivered to such authority or entity. Rent for the remaining Term shall be reduced in the proportion that the Premises is reduced by the taking. If a partial taking or sale of the Premises (i) reduces the size of the Premises by more than twenty percent (20%), or (ii) renders the Building commercially inviable to Landlord (in Landlord's sole discretion), Tenant in the case of (i), or Landlord in the case of (ii), may terminate this Lease by notice to the other party within thirty (30) days after the terminating party receives written notice of the portion to be taken or sold, such termination to be effective when the portion is taken or sold. All condemnation awards and similar payments shall be paid and belong to Landlord, except any amounts awarded or paid specifically for Tenant's trade fixtures and relocation costs (provided such awards do not reduce Landlord's award). Without limiting the generality of the foregoing, all leasehold interest awards shall belong to and be paid to Landlord, and Tenant shall execute any assignment or other documentation requested by Landlord to effectuate such award or payment.

14. ACCESS. Tenant shall permit Landlord to enter the Premises at all reasonable times for the purposes of inspecting, and repairing the Premises and property and of ascertaining compliance by Tenant with the provisions of this Lease. Landlord shall use reasonable efforts so as to minimize any inconvenience to or disruption of Tenant. Landlord may show the Premises to prospective purchasers, mortgages, or tenants at any time. If representatives of Tenant shall not be present to open and permit entry into the Premises at anytime when such entry by Landlord is necessary or permitted hereunder, Landlord, or its employees or agents may enter by means of a master key (or forcibly in the event of an emergency), without liability of Landlord to Tenant and without such entry constituting an eviction of Tenant, and without incurring liability for trespass or causing a termination of this Lease.

15. SIGNS. All signs placed in or about the premises shall be subject to Tenant complying with all Governmental Requirements. All such signs shall, at the sole cost and expense of Tenant, be maintained and repaired in first-class condition by Tenant throughout the Term. Upon expiration or termination of this Lease, all signs installed by Tenant shall be removed and any damage resulting therefrom shall be promptly repaired, or such removal and repair may be done by Landlord and the cost thereof charged to Tenant as Additional Rent hereunder.

16. TENANT'S DEFAULT.

    16.1 All rights and remedies of Landlord herein enumerated shall be cumulative, and none shall exclude any other rights or remedies allowed by law or in equity. The occurrence of any of the following shall constitute an "Event of Default" of this Lease by Tenant: (i) Tenant shall default in the payment of any monthly installment of Rent, Additional Rent, or any other charges hereunder at the time and in the amount as herein provided; (ii) Tenant shall violate or fail to perform any of the other terms, covenants or conditions herein made by Tenant, and such violation or failure shall continue for a period of ten (10) days after written notice thereof to Tenant by Landlord or, if such violation or failure shall reasonably require longer than ten (10) days to cure, if Tenant shall fail to commence to cure same within ten (10) days after receipt of notice thereof and continuously prosecute the curing of the same to completion with due diligence; (iii) Tenant shall make a general assignment for the benefit of its creditors or shall file or have filed involuntarily against Tenant, a petition for bankruptcy or other reorganization, liquidation, dissolution or similar relief; (iv) a proceeding is filed against Tenant seeking any relief mentioned in (iii) above and said proceeding is not discharged within forty-five (45) days of the filing thereof; (v) a trustee, receiver or liquidator shall be appointed for Tenant on a substantial part of its property; (vi) Tenant shall vacate or abandon the Premises; (vii) Tenant shall mortgage, assign or otherwise encumber its leasehold interest other than as specifically permitted under this Lease; or, (viii) Tenant shall be late a total of three (3) times in any one (1) calendar year in the payment of Rent, or any other sums or charges when due Landlord under this Lease, or shall repeatedly default in the keeping, observing or performing of any other terms, covenants or conditions herein contained to be kept, observed or performed by Tenant (provided Notice of such payment or other defaults shall have been given to Tenant, but irrespective of whether or not Tenant shall have timely cured any such payment or other defaults for which Notice was given).

    16.2 If any Event of Default by Tenant occurs, Landlord shall have all rights and remedies that are available under Florida and federal law, including, but not limited to, the right to (i) consider the Lease terminated and take possession of the Premises for Landlord's own purposes;
    (ii) take possession of the premises for Tenant's account and seek general damages; or (iii) accelerate and sue for the entire balance of the unpaid Rent for the remainder of the Term which shall then be due and payable. All of the remedies of Landlord herein enumerated shall be cumulative and none shall exclude any other rights or remedies allowed by law or in equity. Landlord shall have no duty to accept Tenant's surrender of the Premises and if Landlord shall attempt to re-rent the Premises, it shall do so as an agent for the account of Tenant, giving Tenant a set-off for the Rent that Landlord is able to receive. However, excess amounts over and above that owed by Tenant which are received by Landlord from a third party for rental of the Premises cannot be recovered by Tenant. Landlord shall have no duty to attempt to mitigate damages when Tenant is in default in Rent payments. In addition to the Rent, when Landlord sues Tenant for damages based upon Tenant's breach of this Lease, landlord may recover any costs Landlord incurred in preparing the Premises for the Tenant or any new tenant or tenants of the premises.

    16.3 Any and all property which may be removed from the Premises by Landlord, pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed or stored by Landlord at the sole risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property. Any such property of Tenant not removed from the Premises or retaken from storage by Tenant within thirty (30) days after the end of the Term or of Tenant's right to possession of the Premises, however terminated, shall be conclusively deemed to have been forever abandoned by Tenant and may either be retained by Landlord as its property or may be disposed of in such manner as Landlord may see fit in its sole discretion.

    16.4 Upon the occurrence of an act or event which but for the passage of time would result in an Event of Default by Tenant after notice to Tenant, and upon an Event of Default by Tenant, Landlord may, but shall not be obligated to, and after reasonable notice or demand and without waiving, or releasing Tenant from any obligation under this Lease, make such payment or perform such other act to the extent Landlord, in its sole discretion, may deem desirable, and in connection therewith, to pay expenses and employ counsel. All sums so paid by Landlord and all expenses in connection therewith, together with interest thereon at the highest rate of interest per annum allowed by law from the date of payment, shall be deemed Additional Rent hereunder and payable at the time of the next installment of Rent thereafter becoming due and Landlord shall have the same rights and remedies for the non-payment thereof as in the case of default in the payment of Rent.

    16.5 Any payments required to be made by Tenant under the provisions of this Lease not made by Tenant when and as due shall, from the date when the particular amount became due to the date of payment thereof to Landlord, bear interest at the rate of eighteen percent (18%) per annum or the maximum lawful rate of interest allowed by law (whichever is lower). Notwithstanding anything to the contrary in this Lease, Tenant does not intend or expect to pay, nor does Landlord expect to charge, accept, or collect any Rent or interest which collectively would be greater than the highest legal rate of interest which may be charged under the laws of the State of Florida.

    16.6 In the event of a breach or threatened breach by Tenant of any of the terms, covenants and conditions of this Lease, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity. Notwithstanding the aforementioned, Tenant shall pay all and singular the costs, charges, expenses, and attorneys' fees, reasonably incurred or paid at any time by Landlord, including initial collection efforts and continuing through all litigation, appeals and any post-judgment execution efforts until fully satisfied, because of the failure of Tenant to perform, comply with and abide by each and every of the terms, covenants and conditions of this Lease.

17. LANDLORD'S LIEN. To secure the payment of all Rents due and to become due hereunder, and the faithful performance of all other terms, covenants and conditions of Tenant under this Lease, Tenant hereby grants to Landlord an express contract lien on and security interest in all personal property, fixtures, furnishings and merchandise which may be placed in or on the Premises, together with any insurance or other proceeds thereof. This lien and security interest are given in addition to, and shall be cumulative to, Landlord's statutory lien(s). This Lease is intended as and constitutes a security agreement within the meaning of the Uniform Commercial Code. Tenant agrees to and shall execute and deliver to Tenant such "Financing Statements" and such further assurances as Landlord may, from time to time, consider necessary to create, perfect and preserve its lien. In the event Tenant fails to promptly execute and return to Landlord such Financing Statements as Landlord may require to create, preserve and protect its lien, Tenant shall and does hereby designate Landlord to act as Tenant's agent for the sole and limited purpose of executing such Financing Statements and any such execution by Landlord pursuant to this Lease shall be effective and binding upon Tenant as though executed originally by Tenant.

18. QUIET ENJOYMENT. If and so long as Tenant pays all Rent and keeps and performs each and every term, covenant and condition herein contained on the part of Tenant to be kept and performed, Tenant shall quietly enjoy the Premises without hindrance by Landlord, subject to the terms, covenants and conditions of this Lease and of any Superior Instruments (as defined in Section 27 below).

19. HOLDOVER TENANCY. If Tenant shall hold over after the expiration of the Term, at Landlord's option, Tenant may be deemed to be occupying the Premises as a tenant at sufferance, which tenancy may be terminated by seven (7) days notice. During such tenancy, Tenant agrees to pay to Landlord, monthly in advance, Rent in an amount equal to two hundred percent (200%) of the monthly installment of Rent which was payable on the last day of the Term, unless a different rate is agreed upon, and to be bound by all of the terms, covenants and conditions herein specified. If Landlord relets the Premises (or any portion(s) thereof) to a new tenant and the term of such new lease commences during the period for which Tenant holds over, Landlord shall be entitled to recover from Tenant any and all costs, legal expenses, damages, loss of profits or any other expenses incurred by Landlord as a result of Tenant's failure or inability to deliver possession of the Premises to Landlord when required under this Lease.

20. AMENDMENT; WAIVER; APPROVAL; CONSENT. This Lease constitutes the entire agreement between the parties. This Lease shall not be amended or modified except in writing signed by both parties. Failure of Landlord to exercise any of its rights in one or more instances shall not be construed as a waiver of Landlord's right to strict performance of such rights or as to any subsequent breach of any such rights. Wherever this Lease requires either the Landlord's consent or approval, such consent or approval shall only be deemed given when in writing and, unless set forth expressly to the contrary, such consent or approval shall be in the sole discretion of Landlord.

21. NOTICES.  All  notices,   communications  and  statements  required  or
permitted under this Lease shall be in writing, delivered in person or sent by United States Registered or Certified Mail, return receipt requested, with postage prepaid, or Express Mail or Federal Express (or other similar courier service having a delivery system which provides for or makes available a signed receipt of delivery) or by facsimile transmission (provided an original copy is thereafter provided in the manner stated in this Section below) addressed to the parties as follows:

    AS TO TENANT:
    Point Blank Body Armor Inc.
    4031 N.E. 12th Terrace
    Oakland Park, FL 33334

    AS TO LANDLORD:
    V.A.E. Enterprises
    20 Red Ground Road
    Old Westbury, NY 11568

Service shall be deemed effective upon the earlier of either seventy-two (72) hours after deposit in the U.S. mail in accordance herewith or upon receipt or refusal to accept receipt by a reputable courier service. Notices sent by facsimile transmission which are received by 4:00 p.m. (in the addressee's time zone) shall be deemed delivered as of the date of such transmission, provided that an original copy of such transmission is delivered to the addressee by a nationally utilized overnight courier service on the day following such transmission. Either party by written notice to the other may designate additional parties to receive copies of notices sent to it. Such designees may be changed by written notice. Either party may at any time, in the manner set forth for giving notice to the other, designate a different address to which notices, communication and statements to it shall be sent.

22. LIMITATION OF LANDLORD'S LIABILITY. The term "Landlord" as used herein shall mean only the owner or owners, at the time in question, of the fee title to the Premises. In the event of any transfer of such title or interest, Landlord herein named (and in the case of any subsequent transfers, then the grantor) shall be relieved from and after the date of such transfer of all liability in respect of Landlord's obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject to the above, be binding on Landlord's successor's and assigns, only during their respective periods of ownership. The obligations of Landlord under this Lease do not constitute personal obligations of Landlord or the individual partners, shareholders, directors, and officers, and Tenant shall look solely to Landlord's then existing interest in the

Premises, and to no other assets of Landlord, for satisfaction of any liability in respect of this Lease, and will not seek recourse against the individual partners, shareholders, directors, officers, or any of their personal assets for such satisfaction. No other properties or assets of Landlord shall be subject to levy, execution, or other enforcement procedures for the satisfaction of any judgment (or other judicial process) or for the satisfaction of any other remedy of Tenant arising out of or in connection with this Lease, the relationship of landlord and tenant, or Tenant's use of the Premises.

23. LANDLORD'S RESERVED RIGHTS. Without notice and without liability to Tenant, Landlord shall have the right to (i) sell the Property (or any portion(s) thereof) and assign this Lease to the purchaser, and upon such assignment Landlord shall be released from all of its obligations under this Lease and Tenant agrees to attorn to such purchaser, or any other successor or assign of Landlord through foreclosure or deed in lieu of foreclosure or otherwise, and to recognize such person as successor Landlord under this Lease; and (ii) install and maintain signs on the Property.

24. ESTOPPEL CERTIFICATE. Within ten 910) days after request therefore by Landlord, Tenant shall execute and deliver (in recordable form) a certificate to any proposed mortgagee or purchaser, or to Landlord, together with a true and correct copy of this Lease, certifying (with such exceptions or modifications as may be the case) (i) that this Lease is in full force and effect without modification, (ii) that Landlord has performed all of its obligations due to be performed under this Lease and that there are no defenses, counterclaims, deductions or offsets outstanding or other excuses for Tenant's performance under this Lease, and (iii) any other fact reasonably requested by Landlord or such proposed mortgagee or purchaser. Landlord may present to Tenant a form of such certificate, and Tenant's failure to properly execute and deliver such form of certificate (with such exceptions or modifications noted therein as may be asserted by Tenant in good faith) within ten (10) days after request therefore shall be conclusive upon Tenant as to the truth of all statements contained therein as presented by Landlord and may be relied on by any person holding or proposing to acquire an interest in the Premises or any part thereof or this Lease from or through the other party, that this Lease is unmodified and in full force and effect. Further, Tenant's failure to properly execute and deliver such form of certificate within ten (10) days after request therefore by Landlord shall, at Landlord's option, be deemed an Event of Default under this Lease.

25. ACCORD AND SATISFACTION. No receipt and retention by Landlord of any payment tendered by Tenant in connection with this Lease shall give rise to or support or constitute an accord or satisfaction, or a compromise or other settlement, notwithstanding any accompanying statement, instruction or other assertion to the contrary (whether by notation on a check or in a transmittal letter or otherwise), unless Landlord expressly agrees to an accord and satisfaction, or a compromise or other settlement, in a separate writing duly executed by Landlord. Landlord may retain absolutely and for itself, any and all payments so tendered, notwithstanding any accompanying instructions by Tenant to the contrary. Landlord will be entitled to treat any such payments as being received on account of any item or items of Rent, interest or expense due in connection therewith, in such amounts and in such order as Landlord may determine in its sole discretion.

26. SEVERABILITY. The parties intend this Lease to be legally valid and enforceable in accordance with all of its terms, covenants and conditions to the fullest extent permitted by law. If any term, covenant or condition hereof shall be invalid or unenforceable, the parties agree that such term, covenant or condition shall be stricken from this Lease, the same as if it never had been contained herein. Such invalidity or unenforceability shall not extend to any other term, covenant or condition or this Lease, and the remaining terms, covenants or conditions hereof shall continue in effect to the fullest extent permitted by law, the same as if such stricken term, covenant and condition never had been contained herein.

27. SUBORDINATION. The rights of Tenant hereunder are and shall be, at the election of any mortgagee, subject and subordinate to the lien of any mortgage or mortgages, or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the Property (or any portion(s) thereof), and to all advances made or hereafter to be made upon the security thereof ("Superior Instruments"). This Section shall be self-operative and no further instrument of subordination shall be required by any mortgagee, but Tenant agrees upon request of Landlord, from time to time, to execute whatever documentation may be required to further effect the provisions of this Section. Tenant's failure to execute any such instrument of subordination within ten (10) days after request therefore by Landlord shall, at Landlord's option, be deemed an Event of Default under this Lease. Landlord agrees to use reasonable efforts to obtain a Non-Disturbance Agreement, in customary and usual form and content, from any subsequent mortgages.

28. TIME. Time is of the essence of this Lease and applies to all terms, covenants, and conditions contained herein. All "days" set forth in this Lease shall be deemed to be "calendar days" unless specifically stated to the contrary.

29. SUCCESSORS AND ASSIGNS. All terms, conditions to be observed and performed by Tenant hereunder shall be applicable to and binding upon Tenant's respective heirs, administrators, executors, and permitted successors and assigns.

30. RELATIONSHIP OF PARTIES. Anything in this Lease to the contrary notwithstanding, it is agreed that Landlord shall in no event be deemed to be a partner or engaged in a joint venture with, or an associate of Tenant in the conduct of its business nor shall Landlord be liable for any debts incurred by Tenant in the conduct of its business. Nothing contained in this Lease shall be deemed or construed to confer upon Landlord any interest in the business of the Tenant. The relationship of the parties during the Term shall at all times be that of landlord and tenant.

31. CAPTIONS AND SECTION NUMBERS. The captions and section numbers are for convenience of reference only and in no way shall be used to construe or modify the provisions set forth in this Lease. It is understood and agreed that verbs and pronouns in the singular number are uniformly used throughout this Lease regardless of gender or number of the parties hereto.

32. WAIVER OF TRIAL BY JURY. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and hereby do WAIVE TRIAL BY JURY in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters arising out of or in any way connected with this Lease.

33. AUTHORITY. Each of the persons executing this Lease, on behalf of Tenant, does hereby covenant and warrant that Tenant is duly authorized to transact business, is in good standing and existing, that Tenant is qualified to do business in the State of Florida, Tenant has full right and authority to enter into this Lease, and that the persons signing on behalf of Tenant were authorized to do so.

34. APPLICABLE LAW. This Lease shall be construed according to the laws of the State of Florida. Should any provision of this Lease require judicial interpretation, it is agreed by the parties hereto that the court interpreting or construing the same shall not apply a presumption that any such provision shall be more strictly construed against the party who itself or through its agent prepared the same, as all parties have participated in the preparation of the provisions of this Lease and that all terms, covenants and conditions were negotiable.

35. BROKER INDEMNIFICATION. As part of the consideration for the granting of this Lease, Tenant represents and warrants to the Landlord that no broker or agent negotiated or was instrumental in negotiating this Lease and Tenant agrees to indemnify Landlord against any loss, expense (including reasonable attorneys' fees), cost or liability incurred by Landlord as a result of a claim by any broker or finder.

36. EFFECT OF BANKRUPTCY. Tenant shall not assign, mortgage or encumber this Lease, nor sublet, nor suffer or permit the Premises or any part thereof to be used by others, except as set forth in Section 11 above; provided, however, that if this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C.ss.101 ET SEQ. (the "Bankruptcy Code"), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid to or turned over to Landlord.

37. SURRENDER OF PROPERTY. Tenant agrees to surrender to Landlord, at the end of the Term or upon any earlier termination of this Lease, the Premises in
(i) as good condition as the Premises were at the Commencement Date, ordinary wear and tear excepted; (ii) Tenant shall remove its trade fixtures, furnishings and equipment from the Premises and shall repair any damage caused by such removal; and (iii) Tenant shall also remove all rubbish from the Premises. Tenant hereby expressly authorizes Landlord as agent of Tenant, to remove such rubbish and make such repairs as may be necessary to restore the Premises to such condition, all of which shall be at the sole cost and expense of Tenant.

38. ATTORNEYS' FEES. If either party herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to its costs and reasonable attorney's fees, including all appeals from the non-prevailing party.

39. RECORDING/MEMORANDUM OF LEASE. At Landlord's request at any time during the Term, Tenant agrees to immediately join in a Memorandum of Lease, which Memorandum may be recorded in the Public Records of Broward County, Florida. In no event shall this Lease be recorded.

40. LANDLORD'S DEFAULT. Should Landlord be in default under any of the terms, covenants or conditions of this Lease, Tenant shall give Landlord prompt written notice thereof, and Tenant shall allow Landlord a reasonable length of time in which to cure such default, which time shall not, in any event be less than thirty (30) days from the date of Landlord's receipt of such notice. If the default cannot be cured within such thirty (30) days, no event of default shall be deemed to have occurred so long as Landlord shall commence the curing of such default within the thirty (30) day period and shall thereafter diligently continue the curing of the same.

41. HAZARDOUS WASTE. Tenant shall keep the Property free of Hazardous Materials. Without limitation to the foregoing, Tenant shall neither cause nor permit: (i) the Premises to be used to manufacture, process, transport, store, handle, or dispose of, Hazardous Materials, except in compliance with all applicable Governmental Requirements, nor (ii) a release of Hazardous Materials onto the Property, or any other property as a result of any intentional or unintentional act or omission on the part of Tenant. Tenant shall defend, indemnify and hold harmless Landlord, and Landlord's employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of any kind or nature, known or unknown contingent or otherwise (including, without limitation, attorneys' fees at both the trial and appellate levels, consultant fees, investigation and laboratory fees, court costs and litigation expenses), arising out of, or in any way related to any of the following caused by Tenant: (i) the presence, disposal, release or threatened release of any Hazardous Materials which are on, from or affecting soil, water, vegetation, buildings, personal property, persons, animals or otherwise; (ii) any personal injury, including wrongful death, or damage to property, real or personal, arising out of or related to such Hazardous Materials; (iii) any lawsuit brought, threatened or settled or Governmental Requirement related to such Hazardous Materials; and (iv) any violation of Governmental Requirements, or demands of Governmental Authorities or of any policies or requirements of Landlord which are based upon or in any way related to such Hazardous Materials. The term "Hazardous Material" includes, without limitation, any flammable explosives, radioactive materials, Hazardous Materials, hazardous wastes, hazardous or toxic substances or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42

U.S.C. ss.9601 ET SEQ.), the Hazardous Materials Transportation Act, as amended (49 U.S.C.ss.1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C.ss.6901 ET SEQ.), the regulations adopted and publications promulgated pursuant to the foregoing and any other Governmental requirements as promulgated from time to time. The provision of this Section shall be in addition to any and all other obligations and liabilities Tenant may have to Landlord at law or in equity under any of the documents executed in connection with this Lease, and shall survive the termination of this Lease.

42. RADON GAS. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

    IN WITNESS WHEREOF, the respective parties have signed, sealed and delivered this Lease on the date and year written below.

    WITNESSES:                                  LANDLORD:


    Dawn Schlegel                               Terry Brooks
                                                V.A.E. ENTERPRISES, a New York
                                                General Partnership



Accepted:  SANDRA HATFIELD
         ________________________
           Point Blank Body Armor